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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 27, 2000

                           EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)


Delaware                           0-21097                        84-1294908
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
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                    (Address of principal executive offices)


                                (303) 568-8000
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              (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 3.  Bankruptcy or Receivership

     On April 27, 2000, Einstein/Noah Bagel Corp. (the "Company") and its subsidiary, Einstein/Noah Bagel Partners, L.P. ("Bagel Partners"), filed voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court for the District of Arizona in Phoenix. On April 28, 2000, the Bankruptcy Court approved the motions of the Company and Bagel Partners authorizing the use of cash collateral and the payment of pre-petition salaries, wages and benefits, and trade payables. The Bankruptcy Court also entered an order approving, on an interim basis, a $36 million debtor-in-possession financing facility entered into with the Company's existing bank lenders, up to $31 million of which can be borrowed on an interim basis pending a final hearing on the financing motion.

     Copies of the Company's two press releases related to the foregoing matters are appended as exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits

     Exhibit 99.1  Press release of the Company dated April 27, 2000.

     Exhibit 99.2  Press release of the Company dated April 28, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 1, 2000

                                EINSTEIN/NOAH BAGEL CORP.



                                By: /s/ Paul A. Strasen
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                                    Paul A. Strasen
                                    Senior Vice President

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